UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SAB BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

June 2, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), of SAB Biotherapeutics, Inc. to be held on Thursday, July 17, 2025 at 10:00 AM Eastern Time, at www.virtualshareholdermeeting.com/SABS2025. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively on the Internet. No physical meeting will be held.

Details regarding how to attend the virtual Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying notice of annual meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet, by telephone, or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone, written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend the virtual Annual Meeting.

Thank you for your ongoing support of, and continued interest in, SAB Biotherapeutics, Inc.

Sincerely,

/s/ Samuel J. Reich
Samuel J. Reich
Chief Executive Officer and Chairman of the Board

SAB BIOTHERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 17, 2025

Time and Date:	July 17, 2025 at 10:00 AM Eastern Time
Place:	The Annual Meeting will be held virtually, at www.virtualshareholdermeeting.com/SABS2025.
Items of Business:
1.
Elect the four Class I directors listed in the accompanying proxy statement, each to serve a three-year term expiring at the 2028 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
2.
Ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm of SAB Biotherapeutics, Inc. for the fiscal year ending December 31, 2025.
3.
Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on May 20, 2025 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.
Availability of Annual Meeting Materials:	The proxy statement and Annual Meeting on Form 10-K for the fiscal year ended December 31, 2024 are available at www.virtualshareholdermeeting.com/SABS2025.

Voting:

You may vote by proxy over the Internet, by telephone or by mail by following the instructions on the proxy card or voting instruction card.

Only stockholders of record of our common stock, par value $0.0001 per share, and Series A Preferred Stock (as defined below) at the close of business on May 20, 2025 are entitled to notice of and to vote at the Annual Meeting.

Common Stock: Each share of our common stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Annual Meeting.

Preferred Stock: Each share our Series A-2 Convertible Preferred Stock, par value $0.0001 per share (“Series A-2 Preferred Stock”) and each share of our Series A-3 Convertible Preferred Stock (“Series A-3 Preferred Stock” and together with the Series A-2 Preferred Stock, the “Series A Preferred Stock”) outstanding as of the record date has the right to vote on all matters presented to the stockholders for approval, together with the shares of common stock, voting together as a single class, on an as-converted to common stock basis, based on a conversion price of $6.30 per share and stated value of $1,000 per share. The voting of the Series A Preferred Stock is limited by the SAB Biotherapeutics, Inc. Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Series A Certificate of Designations”). Pursuant to the Series A Certificate of Designations, the holders of Series A Preferred Stock are not entitled to vote their shares of Series A Preferred Stock in excess of the beneficial ownership limitation (the “blocker”) set forth in the Series A Certificate of Designations, as it relates to each holder of Series A Preferred Stock. As of the record date of the Annual Meeting, the “blocker” for each holder of Series A Preferred Stock had been reached, and as such, no shares of Series A Preferred Stock are entitled to vote at the Annual Meeting.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website https://www.sab.bio, or, if you are a registered holder, contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

By Order of the Board of Directors,

/s/ Samuel J. Reich
Samuel J. Reich
Chief Executive Officer and Chairman of the Board

SAB BIOTHERAPEUTICS, INC.

PROXY STATEMENT

This proxy statement contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which represent our expectations or beliefs concerning future events. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward-looking statements. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “best in class,” “could,” “seeks,” “estimates,” “expects,” “first-in-class,” “focused,” “goal,” “intends,” “may,” “objective,” “opportunity,” “pipeline,” “plans,” “potential,” “predicts,” “projects,” “pursuing,” “should,” “target,” “treatment option,” “will,” “would,” “might,” “can,” “continue” or similar expressions and the negatives of those terms. These forward-looking statements rely on assumptions and involve risks and uncertainties, many of which are beyond our control, including, but not limited to, factors detailed in this proxy statement and under Part I, “Item 1A. Risk Factors” and in other sections of our most recent Annual Report on Form 10-K and in our other subsequent filings with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to us or persons acting on its behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on our forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and, except as required by law, we undertake no duty to update or revise any forward-looking statement.

SAB BIOTHERAPEUTICS, INC.

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JULY 17, 2025

June 2, 2025

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the board of directors (the “Board”) of SAB Biotherapeutics, Inc. (“SAB”) for use at the SAB 2025 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, July 17, 2025 10:00 AM Eastern Time, at www.virtualshareholdermeeting.com/SABS2025.

References in the proxy statement to “we,” “us,” “our,” “the Company” or “SAB” refer to SAB Biotherapeutics, Inc.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	Why am I receiving these materials?
A:

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the Annual Meeting, and any postponements or adjournments thereof. The Annual Meeting will be held on July 17, 2025 at 10:00 AM Eastern Time, virtually at www.virtualshareholdermeeting.com/SABS2025.

Stockholders are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the related proxy card, or follow the instructions below to submit your proxy by phone or online.

Q:	Will I receive a printed proxy statement and Annual Report on Form 10-K?
A:

Under the “notice and access” rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. As a result, we intend to mail a notice of Internet availability of proxy materials on or about June 2, 2025 to all stockholders of record entitled to vote at the Annual Meeting. The Notice contains instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report on Form 10-K”). The Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone. The Notice is not a proxy card and cannot be used to vote your shares.

This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help minimize the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Q:	What is the purpose of the meeting?
A:

At the Annual Meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the formal portion of the Annual Meeting, management will be available to respond to questions from stockholders, in management’s sole discretion.

Q:	What proposals are scheduled to be voted on at the Annual Meeting?
A:

Stockholders will be asked to vote on the following two proposals at the Annual Meeting:

1.
to elect Dr. William Polvino, MD, Scott Giberson, Erick Lucera, and Dr. Jay S. Skyler, MD, as Class I directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal; and;
2.
to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Q:	Could matters other than Proposal No. 1, or Proposal No. 2 be decided at the Annual Meeting?
A:

Our bylaws require that we receive advance notice of any proposal to be brought before the Annual Meeting by stockholders of SAB, and we have not received notice of any such proposals. If any other matter were to come before the Annual Meeting, the proxy holders appointed by our Board will have the discretion to vote on those matters for you.

Q:	How does the Board recommend I vote on these proposals?
A:

Our Board recommends that you vote your shares:

•
“FOR” all nominees to the Board (Proposal No. 1);
•
“FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 2).

Q:	Who is entitled to vote at the Annual Meeting?
A:

Only stockholders of record of our common stock and Series A Preferred Stock (as defined below) at the close of business on May 20, 2025 are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, there were 9,288,868 shares of common stock outstanding, and 42,019 shares of our Series A Preferred Stock outstanding. “Series A Preferred Stock” shall mean our (i) Series A-2 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock”), and (ii) Series A-3 Convertible Preferred Stock, par value $0.0001 per share.

Common Stock: Each share of our common stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Annual Meeting.

Preferred Stock: Each share our Series A Preferred Stock outstanding as of the record date has the right to vote on all matters presented to the stockholders for approval, together with the shares of common stock, voting together as a single class, on an as-converted to common stock basis, based on a conversion price of $6.30 per share and stated value of $1,000 per share. The voting of the Series A Preferred Stock is limited by the SAB Biotherapeutics, Inc. Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Series A Certificate of Designations”). Pursuant to the Series A Certificate of Designations, the holders of Series A Preferred Stock are not entitled to vote their shares of Series A Preferred Stock in excess of the beneficial ownership limitation (the “blocker”) set forth in the Series A Certificate of Designations, as it relates to each holder of Series A Preferred Stock. As of the record date of the Annual Meeting, the “blocker” for each holder of Series A Preferred Stock had been reached, and as such, no shares of Series A Preferred Stock are entitled to vote at the Annual Meeting.

Q:	How do I gain admission to the Annual Meeting or vote my shares at the Annual Meeting?
A:

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, which was May 20, 2025, or you hold a valid proxy for the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered in your name with SAB’s transfer agent and you wish to attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/SABS2025, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the Annual Meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker, Bank or Nominee

Beneficial stockholders who wish to attend the virtual Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent, Continental Stock Transfer & Trust Company ( “Continental”, or the “transfer agent”), at proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the virtual Annual Meeting. After contacting Continental, a beneficial holder will receive an e-mail prior to the Annual Meeting with a link and instructions for entering the Annual Meeting. Beneficial stockholders should contact Continental at least five business days prior to the Annual Meeting date.

Q:	Can I vote my shares without attending the virtual Annual Meeting?
A:

Stockholders of record may vote their shares by proxy, by mail, by telephone or Internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may choose one of the following voting methods to cast your vote.

1.
To vote by mail, simply mark your proxy, date and sign it, and return it to the Company in the postage-paid envelope provided.
2.
To vote over the telephone, dial 1-800-690-6903 using a touch-tone telephone and follow the recorded instructions (have your proxy card in hand when you call). Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on July 16, 2025.
3.
To vote by Internet, follow the instructions on the proxy card. Internet voting prior to the virtual Annual Meeting is available 24 hours a day, 7 days a week, until 11:59 PM Eastern Time, on July 16, 2025.

The method by which you vote now will in no way limit your right to vote electronically at the virtual Annual Meeting if you later decide to attend. However, as discussed above, if you are a beneficial owner, you may not vote your shares virtually at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q:	Can I change my vote or revoke my proxy?
A:

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, which was May 20, 2025, or you hold a valid proxy for the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

•
entering a new vote over the Internet (until the applicable deadline set forth above);
•
entering a new vote over the Telephone (until the applicable deadline set forth above);
•
returning a later-dated proxy card (which automatically revokes the earlier proxy);
•
providing a written notice of revocation to our corporate secretary at SAB Biotherapeutics, Inc., 777 W 41st St.; Suite 401, Miami Beach, FL 33140, Attn: Corporate Secretary; or
•
attending the Annual Meeting and voting virtually.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker, Bank or Nominee

If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

Q:	What is the effect of giving a proxy?
A:

Proxies are solicited by, and on behalf of, our Board. Samuel J. Reich, our Chief Executive Officer and Chairman, and Eddie J. Sullivan, our President, have been designated as proxies for the Annual Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above and, if any other matters are properly brought before the Annual Meeting, the shares will be voted in accordance with the proxies’ judgment.

Q:	What shares can I vote?
A:

Each share of SAB common stock issued and outstanding as of the close of business on May 20, 2025 is entitled to vote on all items being voted on at the meeting, and each share of Series A Preferred Stock as of such date is generally entitled to vote on all items being voted on at the meeting. However, as described elsewhere herein, as of the record date of the Annual Meeting, the “blocker” for each holder of Series A Preferred Stock had been reached, and as such, no shares of Series A Preferred Stock will vote at the Annual Meeting. You may vote all shares owned by you as of May 20, 2025, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?
A:

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of May 20, 2025.

Each holder of shares of Series A Preferred Stock has the right to vote on all matters presented to the stockholders for approval, together with the shares of common stock, voting together as a single class, on an as-converted to common stock basis, based on a conversion price of $6.30 per share and stated value of $1,000 per share. The voting of the Series A Preferred Stock is limited by the Series A Certificate of Designations. Pursuant to the Series A Certificate of Designations, the holders of Series A Preferred Stock are not entitled to vote their shares of Series A Preferred Stock in excess of the “blocker” set forth in the Series A Certificate of Designations, as it relates to each holder of Series A Preferred Stock. As of the record date of the Annual Meeting, the “blocker” for each holder of Series A Preferred Stock had been reached, and as such, no shares of Series A Preferred Stock are entitled to vote at the Annual Meeting.

Q:	What is the quorum requirement for the meeting?
A:

The holders of a majority of the outstanding shares of our common stock and Series A Preferred Stock (on an as-converted to common stock basis, subject to the Series A Certificate of Designations) entitled to vote at the Annual Meeting as of the record date must be virtually present or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are virtually present and vote at the Annual Meeting or if you have properly submitted a proxy.

Abstentions, “WITHHOLD” votes, and “broker non-votes” (as explained below) are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the meeting may be adjourned to another date by the chairman of the meeting.

Pursuant to the Series A Certificate of Designations, the holders of Series A Preferred Stock are not entitled to vote their shares of Series A Preferred Stock in excess of the “blocker” set forth in the Series A Certificate of Designations, as it relates to each holder of Series A Preferred Stock. As of the record date of the Annual Meeting, the “blocker” for each holder of Series A Preferred Stock had been reached. As such, no shares of Series A Preferred Stock are entitled to vote at the Annual Meeting and will not be counted toward the quorum.

Q:	How are abstentions and broker non-votes treated?
A:

Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares present or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and have no effect on the outcome of the matters voted upon.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the Annual Meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals other than Proposal 2, including the election of directors. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

Q:	What is the vote required for each proposal?
A:

The votes required to approve each proposal are as follows:

•
Proposal No. 1: Each director shall be elected by a plurality of the votes properly cast on the election of directors, meaning that the four individuals nominated for election to our Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
•
Proposal No. 2: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?
A:

The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the Annual Meeting and during the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our corporate secretary at 777 W 41st St.; Suite 401, Miami Beach, FL 33140, Attn: Corporate Secretary, to arrange for inspection of the list.

Q:	Who will tabulate the votes?
A:	An individual duly appointed by the Board will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?
A:

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”), within four business days after the Annual Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are SAB stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or SAB that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, SAB Biotherapeutics, Inc., 777 W 41st St.; Suite 401, Miami Beach, FL 33140 or (3) contact our Investor Relations department by email at SABIR@westwicke.com. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What proxy materials are available on the Internet?
A:	The proxy statement and Annual Report on Form 10-K are available at www.virtualshareholdermeeting.com/SABS2025.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are SAB stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or SAB that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, SAB Biotherapeutics, Inc., 777 W 41st St.; Suite 401, Miami Beach, FL 33140 or (3) contact our Investor Relations department by email at SABIR@westwicke.com. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my SAB shares or need to change my mailing address?
A:

You may contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

Q:	How are proxies solicited for the Annual Meeting?
A:

This year we are furnishing our proxy materials to our stockholders primarily via “Notice and Access” delivery pursuant to SEC rules. On or about June 2, 2025, we mailed, to our stockholders a “Notice Regarding the Availability of Proxy Materials” (the “Notice”) containing instructions on how to access the proxy materials via the Internet. Utilizing this method of proxy delivery expedites receipt of proxy materials by our stockholders, reduces the cost of producing and mailing the full set of proxy materials and helps us contribute to sustainable practices.

If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access the proxy materials and vote over the Internet. If you received a Notice by mail and would like to receive paper copies of our proxy materials in the mail, you may follow the instructions in the Notice for making this request. The Notice also contains instructions on how you may request to receive an electronic copy of our proxy materials by email or phone.

Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur. If you choose to vote by telephone, you are responsible for any telephone charges you may incur.

Q:	What does it mean if I receive more than one set of Notices?
A:

If you receive more than one set of Notices, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the instructions on each Notice to ensure that all of your shares are voted.

Q:	How can I contact SAB’s transfer agent?
A:

You may contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

Q:

What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2026 Annual Meeting, or for consideration at our 2026 Annual Meeting?

A:

Stockholders Proposals for Inclusion in the Proxy Statement

Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our corporate secretary at our principal executive office. Our current principal executive office is located at 777 W 41st St.; Suite 401, Miami Beach, FL 33140. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2026 annual meeting, stockholder proposals must be received by our corporate secretary no later than February 3, 2026 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Stockholders Proposals and Director Nominations Not for Inclusion in Proxy Statement

Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our corporate secretary at our principal executive office. To be timely for our 2026 Annual Meeting, our corporate secretary must receive the written notice at our principal executive office:

•
not earlier than the close of business on March 19, 2026, and
•
not later than the close of business on April 18, 2026.

If we hold our 2025 annual meeting of stockholders more than 30 days before or more than 70 days after July 17, 2026 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our corporate secretary at our principal executive office not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made. A stockholder’s notice to the corporate secretary must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our amended and restated bylaws. If a stockholder who has notified SAB of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, SAB does not need to present the proposal for vote at such meeting.

In addition to satisfying all the requirements under the Company’s amended and restated bylaws, to comply with the SEC’s universal proxy rules for the Company’s 2026 annual meeting, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth all of the information required by Rule 14a-19 under the Exchange Act, and the stockholder must have given timely notice of such proposal or nomination, in proper written form. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. To make a submission or to request a copy of our amended and restated bylaws, stockholders should contact our Corporate Secretary.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our Board, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://www.sab.bio in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our Board pursuant to the recommendations of our nominating and corporate governance committee.

Directors

The following persons are serving as our directors:

Name	Age	Position(s)
Samuel J. Reich	50	Class III Director, Chairman of the Board and Chief Executive Officer
Christine Hamilton, MBA	69	Class III Director
Eddie J. Sullivan, PhD	59	Class III Director and President
Jeffrey G. Spragens	83	Class II Director
David Link, MBA	70	Class II Director
Katie Ellias	46	Class II Director
Andrew Moin	41	Class II Director
William Polvino, MD	64	Class I Director
Scott Giberson	56	Class I Director
Erick Lucera	57	Class I Director
Jay S. Skyler, M.D., MACP, FRCP	78	Class I Director

Board Composition

Our business and affairs are organized under the direction of our Board. Our Board currently consists of ten (10) directors divided into three classes as follows:

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each Class I director having a term that expires immediately following our annual meeting of stockholders for the calendar year ended December 31, 2025;
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each Class II director having a term that expires immediately following our annual meeting of stockholders for the calendar year ended December 31, 2026; and
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each Class III director having a term that expires immediately following our annual meeting of stockholders for the calendar year ended December 31, 2027 or, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death.

Messrs. Lucera and Giberson, and Drs. Polvino and Skyler currently serve as the Class I directors, Ms. Ellias, and Messrs. Link, Spragens and Moin currently serve as the Class II directors, and Ms. Hamilton, and Messrs. Reich and Sullivan currently serve as Class III directors.

At each annual meeting of stockholders, the successors to directors whose terms then expire will serve until the third annual meeting following their election and until their successors are duly elected and qualified. The authorized size of the Board will be fixed exclusively by resolutions of the Board. The authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed between the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of the Board may have the effect of delaying or preventing changes in its control or management. Our Board may be removed for cause by the affirmative vote of the holders of at least 66 2/3% of its voting stock.

Director Independence

The listing rules of The Nasdaq Stock Market LLC (“Nasdaq”) require us to maintain a board of directors comprised of a majority of independent directors, as determined affirmatively by our Board. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of our audit, compensation and nominating and corporate governance committees must be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of our Board, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities.

Our Board has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of Christine Hamilton, Jeffrey Spragens, William Polvino, David Link, Scott Giberson, Erick Lucera, Katie Ellias, Andrew Moin, and Jay S. Skyler (representing nine of our eleven directors), has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that they each are an “independent director” as that term is defined under the Nasdaq listing rules.

In making these determinations, our Board considered the relationships that each nonemployee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including consulting relationships, family relationships and the beneficial ownership of our capital stock by each non-employee director.

None of our directors or executive officers been involved in a legal proceeding that would be required to be disclosed pursuant to either 103(c)(2) or 401(f) of Regulation S-K of the Exchange Act.

Committees of the Board of Directors

Our Board has three standing committees: an audit committee, a nominating and corporate governance committee (“nominating committee”) and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee and nominating committee of a listed company be comprised solely of independent directors. Each of our committees is comprised entirely of independent directors.

Audit Committee

On October 22, 2021, we established an audit committee of the Board. Erick Lucera, William Polvino, and Jeffrey Spragens serve as members of the audit committee, with Erick Lucera serving as the Chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Mr. Lucera, Dr. Polvino, and Mr. Spragens meet the independent director standard under Nasdaq listing standards and under Rule 10A-3(b)(1) of the Exchange Act. The audit committee held four meetings during 2024.

Each member of the audit committee is financially literate, and our Board has determined that each Mr. Lucera and Mr. Spragens qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We adopted a restated audit committee charter on October 22, 2021 which details the principal functions of the audit committee, including:

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the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;
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pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
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setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;
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setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
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obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

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reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
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reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the FASB, the SEC or other regulatory authorities.

The audit committee charter is available on the corporate governance section of our website, which is located at https://ir.sab.bio/corporate-governance/governance-overview.

Compensation Committee

On October 22, 2021, we established a compensation committee of the Board. Christine Hamilton, Erick Lucera and Katie Ellias serve as members of the compensation committee. Christine Hamilton serves as the Chairwoman of the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Each of Mr. Lucera, Ms. Ellias and Ms. Hamilton are independent. The Compensation Committee held ten meetings during 2024.

We adopted a restated compensation committee charter on October 22, 2021, which details the principal functions of the compensation committee, including:

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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance considering such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
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reviewing and approving on an annual basis the compensation, if any is paid by us, of all our other officers;
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reviewing on an annual basis our executive compensation policies and plans;
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implementing and administering our incentive compensation equity-based remuneration plans;
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assisting management in complying with our proxy statement and Form 10-K disclosure requirements;
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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;
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if required, producing a report on executive compensation to be included in our annual proxy statement; and
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reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, other than as indicated herein, no compensation of any kind, including finders, consulting, or other similar fees, will be paid to any of our existing stockholders, officers, directors, or any of their respective affiliates, prior to, or for any services they render to effectuate the offering.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

The compensation committee charter is available on the corporate governance section of our website, which is located at https://ir.sab.bio/corporate-governance/governance-overview.

Nominating Committee

On October 22, 2021, we established the nominating committee of the Board. David Link, Scott Giberson, Andrew Moin, and Dr. Jay Skyler currently serve as members of the nominating committee. David Link serves as the Chairman of the nominating committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the nominating committee, all of whom must be independent. Each of Mr. Link, Mr. Giberson, Mr. Moin, and Dr. Skyler are independent. The nominating committee held five meetings during 2024.

We adopted a restated nominating committee charter on October 22, 2021, which details the purpose and responsibilities of the nominating committee, including:

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screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;
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developing and recommending to the Board and overseeing implementation of our corporate governance guidelines; and
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reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating committee charter is available on the corporate governance section of our website, which is located at https://ir.sab.bio/corporate-governance/governance-overview.

The nominating committee will consider several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Board Meetings and Attendance

During 2024, our Board held seven meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.

Executive Sessions of Independent Directors

Independent directors are required to meet regularly without management participation. During 2024, there were seven meetings of independent directors.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. Ten members of our Board attended the 2024 annual meeting of stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of our Board or a specific member of our Board (including our Chairman and independent directors) may do so by letters addressed to the attention of our corporate secretary.

All communications are reviewed by the corporate secretary and provided to the members of our Board as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.

The address for these communications is:

SAB Biotherapeutics, Inc.

777 W 41st St.; Suite 401

Miami Beach, FL 33140

Attn: Corporate Secretary

Code of Ethics

We adopted a restated Code of Ethics applicable to our directors, officers, and employees. A copy of our Code of Ethics and copies of our audit, nominating, and compensation committee charters are available on our website at https://ir.sab.bio/corporate-governance/governance-overview.

In addition, a copy of the Code of Ethics will be provided without charge upon written request, addressed to:

SAB Biotherapeutics, Inc.

777 W 41st St.; Suite 401

Miami Beach, FL 33140

Attn: Corporate Secretary

We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Leadership Structure

The Board believes that it can best leverage Mr. Reich’s experience while he works on day-to-day matters at the Company and keeps the Board well informed, with the other directors well-positioned to advise on areas where they have specific expertise. The Board believes that the Company and its stockholders will benefit from the expertise of Mr. Reich serving as both Chair and Chief Executive Officer. We believe our current Board’s leadership structure enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

Board Oversight of Risk

The Board’s Role

The Board’s role in the Company’s risk oversight process includes receipt and review of scheduled and ad hoc reports from members of the executive management team which relate to areas of actual or potential material risk to the Company, including but not limited to, operational, financial, legal, regulatory, strategic, transactional and reputational risks. The full Board receives these reports from the appropriate “risk owner” within the organization to enable each member of the Board to understand our risk identification, risk management and risk mitigation strategies.

Risk Assessment in Compensation Policies and Practices for Employees

The compensation committee reviewed the elements of our compensation policies and practices for all of our employees, including our named executive officers, to evaluate whether risks that may arise from such compensation policies and practices are reasonably likely to have a material adverse effect on our Company. The compensation committee has concluded that the following current features of our compensation programs guard against excessive risk-taking:

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compensation programs provide a balanced mix of short-term and longer-term incentives;
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base salaries are consistent with employees’ duties and responsibilities;
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cash incentive awards are capped by the compensation committee;
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cash incentive awards are tied to corporate performance goals, as well as individual performance goals;
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vesting periods for equity awards encourage executives to focus on sustained stock price appreciation;
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our clawback policy provides our Board the ability to recoup any erroneously awarded performance-based compensation from executive officers on account of intentional misconduct; and
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our robust stock ownership guidelines for executive officers provide alignment with stockholder interests.

The compensation committee believes that, for all of our employees, including our named executive officers, our compensation programs do not lead to excessive risk-taking and instead encourage behavior that supports sustainable value creation. We believe that risks that may arise from our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on our Company.

Insider Trading Policy

The Company has an Insider Trading Policy applicable to the Company’s directors, officers, and all employees of the Company (the “Insider Trading Policy”). The Insider Trading Policy governs the purchase, sale, and/or other dispositions of the Company’s securities and prohibits purchasing or selling any securities of the Company while a person covered by the Insider Trading Policy is aware of material, non-public information concerning the Company. The Company believes that its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards of the Nasdaq Stock Market.

Employee, Officer and Director Hedging

Pursuant to the Insider Trading Policy, directors, officers, and employees are prohibited from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds, or other derivatives) that are designed to hedge or speculate on any change in the market value of our securities; provided, however, that the Insider Trading Policy does not prohibit the exercise of stock options issued under the Company’s benefit plans or other compensatory arrangements in accordance with the terms of such plans or arrangements.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Director Nominations

The process of recommending director nominees for selection by the Board is undertaken by the nominating committee (see above). The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our amended and restated bylaws. Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our Board is set forth above under “What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2026 Annual Meeting, or for consideration at our 2026 Annual Meeting?”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our Board the desired qualifications, expertise and characteristics of members of our Board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board to possess.

Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our Board. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our Board in the context of its existing composition. The brief biographical description of each director set forth in “Proposal No. 1: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board at this time.

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

Our Board currently consists of eleven directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III expire at our annual meetings of stockholders to be held in 2026 and 2027, respectively. At the recommendation of our nominating committee, our Board proposes that each of the four Class I nominees named below be elected as a Class I director for a three-year term expiring at our 2028 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Shares represented by proxies will be voted “FOR” the election of each of the four nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than four directors. Stockholders may not cumulate votes for the election of directors.

Nominees to Our Board of Directors

Name	Age	Position	Director Since
William Polvino, MD	64	Director	2019
Scott Giberson	56	Director	2022
Erick Lucera	57	Director	2023
Jay S. Skyler, M.D., MACP, FRCP	78	Director	2024

Dr. William J. Polvino, MD, has served as a member of the Board since 2019, after having served as our business advisor for several years. Polvino is pharmaceutical entrepreneur with more than 25 years of experience in the healthcare arena. He has been Executive Chairman and co-founder of Traverse Biotech, Inc., an immunotherapy development company, since May 2024. From 2017 to 2024, he was chief executive officer of Bridge Medicines, a pioneering drug discovery company focused on advancing promising early technologies from concept to clinic. Prior to Bridge Medicines, Dr. Polvino was president and chief executive officer of Veloxis Pharmaceuticals A/S (NASDAQ-OMX: VELO), a public biotechnology company that deployed proprietary formulation technology to develop and commercialize an innovative oral drug product for transplant patients. He also served as president and CEO of Helsinn Therapeutics (formerly Sapphire Therapeutics) and has held executive and senior-level positions in drug development at Merck, Wyeth and Theravance. Dr. Polvino earned his medical degree from Rutgers Medical School and a B.S. in Biology from Boston College. He trained in internal medicine at Massachusetts General Hospital and was a fellow in clinical pharmacology at the National Institutes of Health prior to entering the pharmaceutical and biotechnology industry. We believe Dr. Polvino is well qualified to serve on our board of directors because of his extensive experience in the biotechnology industry and his extensive public company management experience.

Scott Giberson, RPh, MPH, D.Sc., Rear Admiral (retired), joined the Board in July 2022. He is currently the President of AMI Expeditionary Healthcare, a private global healthcare solutions company where he has fostered global client relations at the highest levels, since March 2021. Clients include senior leadership of multiple U.S. and foreign government entities, the WHO, UN and private industry partners such as the Gates Foundation. RADM Giberson retired after 27 years as two-star admiral and as an Assistant U.S. Surgeon General, serving in a variety of senior roles with the U.S. Department of Health and Human Services from March 2010 to March 2021. RADM (rert.) Giberson served as the acting Deputy Surgeon General of the United States (2013-2014), he was the Surgeon General's principal liaison with health leadership in multiple U.S. Departments. He also held executive positions as the Senior Advisor to the Office of Surgeon General, Director of Commissioned Corps Headquarters, Chief Pharmacist of the USPHS (2010-2014), Director of the IHS National HIV/AIDS Program and Senior Public Health Advisor for Pacific Command's Center of Excellence in Disaster Management and Humanitarian Assistance (2003-2006). He served as overall Commander of the Commissioned Corps' Ebola Response in West Africa. RADM Giberson has authored numerous articles and delivered well over 100 keynote lectures on leadership, global health, and public health at numerous venues both domestically and internationally. RADM Giberson has received many awards including the Presidential Unit Citation from President Obama in the Oval Office for leadership during the West African Ebola response. The Military Officers Association of America selected him as on the of the “Top 100 Veterans in the Last 100 Years You Need to Know”. RADM Giberson is a graduate of Temple University and U. of Massachusetts/Amherst, holds a Pharmacy degree and licensure, MPH, and graduate certificate in Health Emergencies in Large Populations from the International Committee of the Red Cross. He has received three honorary Doctoral degrees (one for his pioneering work in interprofessional practice). He is also a Fellow of Wharton Business School (U. of Pennsylvania) Executive Leadership Program. We believe Mr. Giberson is well qualified to serve on the Board because of his extensive experience in the medical industry.

Erick Lucera, joined the Board in April 2023. Since March 2025, Mr. Lucera has been Chief Financial Officer of Dyne Therapeutics (NASDAQ: DYN), a biotechnology company that deliver to muscle and the central nervous system. From May 2023 to March 2025, Mr. Lucera was Executive Vice President and Chief Financial Officer of Editas Medicine, a publicly traded clinical stage biotechnology company. From 2020 to February 2023, Mr. Lucera served as Chief Financial Officer of AVEO Oncology, a public biotech company, and subsequent to the close of its acquisition, worked on integration with LG Chem, Ltd. From 2016 to 2020, Mr. Lucera served as Chief Financial Officer, Treasurer and Secretary of VALERITAS, a publicly traded commercial-stage medical technology company where he led multiple successful public offerings. From 2017 to the present, Mr. Lucera has served as a member of the Board of Directors and Audit Committee Chairman of Beyond Air, a publicly held commercial-stage medical device and biopharmaceutical company developing a platform of nitric oxide generators and delivery systems. From 2021 to the present, Mr. Lucera has served as a member of the Board of Directors and Audit Committee Chairman of Bone Biologics Corporation, a publicly held company focusing on regenerative medicine therapies to treat bone disorders. From 2015 to 2016, Mr. Lucera served as Chief Financial Officer, Treasurer and Secretary of VIVENTIA Bio, acquired by Eleven Biotherapeutics, Inc., now Sesen Bio, a biotechnology company focused on developing targeted protein therapeutics for the treatment of cancer. Early in his career, Mr. Lucera spent more than 15 years covering healthcare and the life sciences in investment management. Given Mr. Lucera’s extensive experience in strategic planning and finance, we believe that Mr. Lucera is well qualified to serve as a member of the Board.

Dr. Jay S. Skyler, MD, has served as a member the Board since May 2024. Dr. Skyler is a Professor of Medicine, Pediatrics and Psychology and Deputy Director of the Diabetes Research Institute at the University of Miami in Florida, where he has been employed since 1976. Dr. Skyler has also served as Study Chairman for the National Institute of Diabetes & Digestive & Kidney Diseases Type 1 Diabetes clinical trials network. He was previously the President of the American Diabetes Association and Vice-President of the International Diabetes Federation. Dr. Skyler served as a director of Amylin Pharmaceuticals, Inc., a pharmaceutical company, until its acquisition by Bristol-Myers Squibb Company in August 2012, and served as a director of MiniMed, Inc., a medical device company, until its acquisition by Medtronic plc. in 2001. From 2002 to 2023, Dr. Skyler served on the board of directors of DexCom, Inc. (NASDAQ: DXCM), a publicly traded medical device company. Dr. Skyler has served on the board of directors of Applied Therapeutics, Inc. (NASDAQ: APLT), a publicly-traded clinical-stage biopharmaceutical company, since April 2019. Dr. Skyler received his B.S. from The Pennsylvania State University, and his M.D. from Jefferson Medical College. We believe that Dr. Skyler’s extensive expertise in the life sciences industry and his experience serving on the board of directors of other public companies qualifies him to serve on the Board.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our Board as of June 2, 2025 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class II Directors:
Jeffrey G. Spragens	83	Class II Director	2020
David Link, MBA	70	Class II Director	2018
Katie Ellias	46	Class II Director	2023
Andrew Moin	41	Class II Director	2023
Class III Directors:
Samuel J. Reich	50	Class III Director, Chairman of the Board and Chief Executive Officer	2020
Christine Hamilton, MBA	69	Class III Director	2014
Eddie J. Sullivan, PhD	59	Class III Director and President	2014

Jeffrey G. Spragens has served as a member of the Board since November 2020. From 2005 through 2013, Mr. Spragens was a Co-Founder and the CEO of SafeStitch Medical, Inc., a medical device company that pioneered incisionless surgery techniques that helps to relieve GERD and obesity. In 2013, SafeStitch merged with TransEnterix, Inc. (NYSE: TRXC). In addition, Mr. Spragens was one of the three founding board members of North American Vaccine, which became a publicly traded company in 1990. At North American Vaccine, Mr. Spragens was responsible for securing initial financing and building a commercial manufacturing facility. Mr. Spragens was instrumental in North American Vaccine’s acquisition by Baxter International (NYSE: BAX) in 1999. Mr. Spragens has also been a successful real estate developer and entrepreneur. Mr. Spragens was President of FCH services from 1973 until 1986. FCH developed and managed units of coop and condo housing financed with HUD financing with offices in several major cities. In 1986, Mr. Spragens converted to condo ownership 1,000 apartment units in San Mateo, California, resulting in one of the largest residential projects in California at that time. Mr. Spragens was Managing Partner of Gateway Associates, Inc. from 1990 to 2000. In addition, Mr. Spragens is President and 50% owner of Mint Management Company, a residential property management company he co-founded in 1987, which develops, owns and operates apartment units in New Jersey, Michigan and Kansas. Mr. Spragens developed and continues to own and operate Inman Grove Shopping Center in Edison, New Jersey. Mr. Spragens is also a well-known and respected philanthropist. Mr. Spragens is a Founding Board Member and Treasurer of Foundation for Peace. Foundation for Peace provides healthcare, education, and clean water to those in need in Dominican Republic and Haiti. He is also a member of the Board of Directors and Finance Committee of Hernia Help, which provides free hernia surgery to underserved children and adults in developing countries. Mr. Spragens has a BA from the University of Cincinnati, a Law Degree from George Washington University, and an MA from American University. We believe Mr. Spragens is well qualified to serve on the Board because of his extensive public company management and multi-sector investment experience, and his public company board experience.

David Link, MBA, has served as a member of the Board since 2018 and is currently Vice-Chairman. Mr. Link is the former executive vice president and chief strategy office at Sanford Health with more than three decades of experience in strategy, planning and financial operations. During his tenure, Mr. Link contributed significantly to growing the organization from a regional health system into one of the nation’s largest non-profit, integrated health care delivery systems. He was also charged with overseeing Sanford Health Plan, Sanford Foundation and research and development, including Sanford Research. Under his leadership, the initial Sanford Clinic was created as well as the development of Sanford World Clinics, an initiative designed to provide communities around the world with permanent, sustainable health care infrastructure. Currently, Dave serves as an appointed program director in the President’s Office at Dakota State University, one of the nation’s leading programs in cyber security. Dave holds a board position with Enterprise 605. In 2019, he was honored for his exemplary leadership and support of the state’s bioscience industry with the LIVE Award at the South Dakota Biotech. Dave holds a bachelor’s degree in data processing and computer science, an MBA from the University of South Dakota and a master’s in healthcare administration from the University of Minnesota. We believe Mr. Link is well qualified to serve on the Board because of his extensive experience in the biotechnology industry and his extensive public company board experience.

Katie Ellias joined SAB's Board of Directors in November 2023, bringing more than twenty years of health care and investment experience to SAB. Katie Ellias is a healthcare investor, board member, advisor, and operator with over 20 years of experience building and investing in healthcare and life sciences companies, focused on biotechnology and medical devices. Ms. Ellias served as Managing Director at the T1D Fund, a venture philanthropy fund with $200 AUM, including an investment in SAB, from 2018 to November 2024. Ms. Ellias led a number of investments in companies developing T1D-oriented therapies, and served as a director on the board of several companies, including, DiogenX, Veralox Therapeutics, i2O Therapeutics, and Capillary Biomedical. Ms. Ellias joined the T1D Fund from Endeavour Vision, a Geneva-based growth-stage venture fund. She was previously Principal at Sofinnova Partners, Paris, a leading early-stage life sciences fund. Ms. Ellias has also held commercial and business development roles with Medtronic and started her career at McKinsey & Company. Ms. Ellias is currently a board member with the French-American Chamber of Commerce. She holds an M.B.A. in Healthcare Management from the Wharton School at the University of Pennsylvania and a B.A. in International Relations and Political Science from Yale University. We believe Ms. Ellias is well qualified to serve on our board of directors due to her extensive T1D and emerging companies experience..

Andrew Moin joined the Board in October 2023. Mr. Moin is a Partner and Analyst at Sessa Capital, a New York based investment advisor registered with the SEC. Mr. Moin has been with Sessa since 2012, where he works on idea generation, research, and investment implementation. Prior to Sessa, from 2008-2012, Mr. Moin was in the Tax Group at Sullivan & Cromwell LLP, where he advised corporate and other clients on a variety of transactions. In the non-profit realm, Andrew has served on the Young Leadership Committee of the New York City Chapter of the JDRF and was Chair of the Board of Trustees at the Great Neck Community School. Andrew received a B.A. in Economics, with distinction, from Amherst College and a J D., magna cum laude, from Harvard Law School. We believe Mr. Moin is well qualified to serve on our Board due to his extensive investment experience.

Dr. Jay S. Skyler, M.D., MACP, FRCP joined the Board in May 2024. He is a Professor of Medicine, Pediatrics and Psychology and Deputy Director of the Diabetes Research Institute at the University of Miami in Florida, where he has been employed since 1976. Dr. Skyler has also served as Study Chairman for the National Institute of Diabetes & Digestive & Kidney Diseases Type 1 Diabetes clinical trials network. He was previously the President of the American Diabetes Association and Vice-President of the International Diabetes Federation. Dr. Skyler served as a director of Amylin Pharmaceuticals, Inc., a pharmaceutical company, until its acquisition by Bristol-Myers Squibb Company in August 2012, and served as a director of MiniMed, Inc., a medical device company, until its acquisition by Medtronic plc. in 2001. From 2002 to 2023, Dr. Skyler served on the board of directors of DexCom, Inc. (NASDAQ: DXCM), a publicly traded medical device company. Dr. Skyler has served on the board of directors of Applied Therapeutics, Inc. (NASDAQ: APLT), a publicly-traded clinical-stage biopharmaceutical company, since April 2019. Dr. Skyler received his B.S. from The Pennsylvania State University, and his M.D. from Jefferson Medical College. We believe that Dr. Skyler’s extensive expertise in the life sciences industry and his experience serving on the board of directors of other public companies qualifies him to serve on the Board.

Family Relationships

There are no family relationships among any of our directors or executive officers. Edward Hamilton, our former Executive Chairman, retired from such role as of October 2021. Mr. Hamilton was named as a board observer in October 2021. Edward Hamilton is Christine Hamilton’s husband.

Director Compensation

Director Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by or paid to our non-employee directors for the fiscal year ended December 31, 2024.

	Fees Earned or Paid in Cash	Option Awards (1)	Stock Awards (2)	Total
Name	($)	($)	($)	($)
Christine Hamilton, MBA	32,000	78,450	—	110,450
Jeffrey G. Spragens	31,417	45,822	—	77,239
David Link, MBA	31,417	67,141	—	98,558
Katie Ellias	5,833	174,619	—	180,452
William Polvino, MD	31,417	77,801	—	109,218
Scott Giberson	30,250	45,822	—	76,072
Erick Lucera	35,500	45,822	—	81,322
Andrew Moin	—	—	—	—
Jay Skyler, MD	17,000	127,012	—	144,012
(1)
Represents the aggregate grant date fair value of stock option awards granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in the Notes to our audited consolidated financial statements for the year ended December 31, 2024 set forth in the Company’s Annual Report on Form 10-K. These amounts do not represent the actual amounts paid to or realized by the executives during the fiscal years presented.
(2)
Represents the aggregate grant date fair value of restricted stock units granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. Restricted stock units are valued at market price of the Company’s common stock at the closing price at the date of grant. These amounts do not represent the actual amounts paid to or realized by the executives during the fiscal years presented

Narrative to Director Compensation Table

Our director compensation policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Annual Cash Compensation

The annual retainers payable to non-employee directors for service on the Board and its committees are as follows: Independent directors receive $30,000 for Board service. Additional retainers are paid for committee roles. The Audit Committee Chairperson receives $8,000, the Compensation Committee Chairperson receives $7,000, and the Nominating and Governance Committee Chairperson receives $6,000. Members of the Audit Committee receive $6,000, members of the Compensation Committee receive $5,000, and members of the Nominating and Governance Committee receive $4,000.

Inaugural Equity Grants

Each non-employee director who joins the board receives an initial equity award of an option to purchase 35,000 shares of our common stock, which vests over a three-year period in three equal annual installments beginning on the first anniversary of the date of grant.

Annual Equity Grants

Each non-employee director receives an annual equity award of an option to purchase 20,000 shares of our common stock, which vests over a two-year period in two equal annual installments beginning on the first anniversary of the date of grant.

Equity Grant Policy and Procedures

The Company’s grants stock options and other similar awards in the ordinary course of business in connection with our annual compensation program, hiring new employees, and in recognition of the retention or promotion of employees from time to time, as well as awards to members of the Board. The Company does not grant stock options or similar awards in anticipation of the release of material nonpublic information, such as a significant positive or negative earnings announcement, and does not time the public release of such information based on stock option grant dates.

Under the Company’s current practices, executive officers do not choose or have influence over the grant date for their individual stock option grants. Stock option grants to the Company’s executive officers if issued during a fiscal year, are approved at a meeting of the Company’s Compensation Committee, and the grants are generally effective immediately after the meeting on which the grants are eligible to be made under our grant policies discussed above. Stock option grants to the Company’s Board members are generally approved annually at meetings of the Compensation Committee and the Board, held after the Company’s Annual General Meeting of Stockholders each year, and are generally effective immediately after the meeting on which the grants are eligible to be made under our grant policies discussed above.

Required Vote

The directors elected to the Board will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of a director. In other words, if each of the nominees receives a single “FOR” vote, he or she will be elected as a director. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, to elect of each of Erick Lucera and Scott Giberson, Dr. William Polvino and Dr. Jay S. Skyler, as a director. Broker non-votes will have no effect on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR THE ELECTION OF THE FOUR CLASS I DIRECTORS SET FORTH IN THIS PROPOSAL NUMBER 1.

PROPOSAL NUMBER 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected EisnerAmper LLP (“EisnerAmper”) as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2025, and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of EisnerAmper as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. In the event that EisnerAmper is not ratified by our stockholders, the audit committee will review its future selection of EisnerAmper as our independent registered public accounting firm.

EisnerAmper audited our financial statements for the fiscal year ended December 31, 2024. Representatives of EisnerAmper are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2024 and 2023 by EisnerAmper LLP (“EisnerAmper”), the Company’s independent registered public accounting firm.

(US Dollars)	2024	2023
Audit fees	$316,650	$299,687
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$316,650	$299,687

Audit fees for the fiscal years ended December 31, 2024 and 2023 rendered by EisnerAmper relate to professional services rendered for the audit of our financial statements, quarterly reviews, issuance of consents, and review of documents filed with the SEC.

The following table represents aggregate fees for professional services rendered for the Company by Mayer Hoffman McCann P.C. (“MHM”), the Company’s former independent registered public accounting firm, for the years ended December 31, 2024 and 2023. Substantially all of MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

(US Dollars)	2024	2023
Audit fees	$—	$318,388
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$—	$318,388

Changes in Certifying Accountant

On July 25, 2023, MHM informed the Company and the Audit Committee that MHM would not stand for re-election as the Company’s independent registered public accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2023. MHM was not required to and did not seek the Company’s consent to its decision to resign as the Company’s independent registered public accounting firm. As a result, neither the Company’s Board nor the Audit Committee took part in MHM’s decision to resign.

MHM audited the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021. MHM’s report, dated April 14, 2023, with respect to the consolidated financial statements of SAB Biotherapeutics, Inc. and Subsidiaries as of December 31, 2022 and 2021 and for each of the years ended December 31, 2022 and December 31, 2021 (i) did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern and, (ii) did not advise the Company of any “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K with respect to the Company other than in connection with management’s conclusions in its annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on April 14, 2023 (as amended), that the Company did not design appropriate review controls surrounding technical accounting matters and significant and/or unusual transactions, which resulted in a material error that was corrected through the restatement of the Company’s consolidated financial statements as of and for the year ended December 31, 2021, and the correction of the unaudited quarterly financial information for period endings March 31, 2022, June 30, 2022, and September 30, 2022.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The policy generally provides that we will not engage our independent registered public accounting firm (EisnerAmper) to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

Required Vote

Ratification of the appointment of EisnerAmper as our independent registered public accounting firm for the year ending December 31, 2025 requires the affirmative vote of a majority of the total votes cast on the proposal at the Annual Meeting to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NUMBER 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 21, 2025, by:

•
each person known to be the beneficial owner of more than 5% of our outstanding common stock;
•
each of our executive officers and directors; and
•
all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days. Shares subject to options that are currently exercisable or exercisable within 60 days are considered outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the Company believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of the directors and executive officers of the Company is 777 W 41st St.; Suite 401, Miami Beach, FL 33140.

The percentage of beneficial ownership of the Company is calculated based on 9,288,868 shares of common stock outstanding as of March 21, 2025. Shares of common stock subject to warrants, options or rights currently exercisable, or exercisable within 60 days of March 21, 2025 are counted as beneficially owned by the holder.

Shares Beneficially Owned(1)

Beneficial Owner	Common Stock	Percent		Series A-2 Preferred Stock	Percent		Percent of Total Voting Power
Executive Officers and Directors
Christine Hamilton (2)	883,568	9.44%		—	*	%	5.51%
Eddie J. Sullivan, PhD (3)	660,391	7.01%		—	*	%	4.1%
Samuel J. Reich (4)	303,385	3.19%		—	*	%	1.87%
Jeffrey G. Spragens (5)	49,789	*	%	—	*	%	*	%
William Polvino, MD (6)	13,958	*	%	—	*	%	*	%
David Link, MBA (7)	20,394	*	%	—	*	%	*	%
Scott Giberson (8)	2,362	*	%	—	*	%	*	%
Erick Lucera (9)	1,736	*	%	—	*	%	*	%
Andrew Moin (10)	458,457	4.94%		28,380	67.54%		31.1%
Katie Ellias	—	*	%	—	*	%	*	%
Jay S. Skyler, MD (11)	11,666	*	%	—	*	%	*	%
Alexandra Kropotova (12)	69,757	*	%	—	*	%	*	%
Lucy To	—	*	%	—	*	%	*	%
Christoph Bausch (13)	103,301	1.1%		—	*	%	*	%
All directors and executive officers as a group (14 persons)	2,578,764	25.97%		28,380	67.54%		42.67%

Other 5% Stockholders
Entities affiliated with BVF Partners (14)	917,826	9.88%		12,217	29.07%		17.9%
Entities Managed by RTW Investments, LP (15)	1,024,335	9.99%		—	*	%	6.03%

*	Represents beneficial ownership of less than one percent (1%).

(1)
Except as indicated in these footnotes: (i) each person named in this table has sole voting and investment power with respect to all shares of common stock and Series A Preferred Stock beneficially owned by such person; (ii) the number of shares beneficially owned by each person includes any restricted shares of common stock, shares of common stock that may be acquired through the exercise of options and warrants that such person has the right to acquire as of, or within 60 days of March 21, 2025, and after giving effect to any applicable limitations on beneficial ownership described in the footnotes below; and (iii) the beneficial ownership percentages shown above are based on a total of 15,958,545 eligible voting shares outstanding as of March 21, 2025, being comprised of (a) 9,288,868 shares of common stock and (b) 6,669,677 shares of common stock assuming conversion of 42,019 shares of Series A-2 Preferred Stock.
(2)
Consists of (i) 499,308 shares of common stock held by Ms. Hamilton; (ii) 17,424 shares of common stock held as a co-owner by Ms. Hamilton with her spouse, Dr. Edward Hamilton; (iii) 290,901 shares of common stock held by Ms. Hamilton’s spouse, Dr. Edward Hamilton; (iv) 2,500 shares held by Christiansen Investments; (v) 8,298 shares of common stock underlying warrants that are exercisable within 60 days of March 21, 2025; (vi) 20,935 shares of common stock underlying stock options held by Ms. Hamilton exercisable within 60 days of March 21, 2025; and (vii) 44,202 shares of common stock underlying stock options held by her spouse, Dr. Edward Hamilton, exercisable within 60 days of March 21, 2025. Ms. Hamilton is a control person with voting and dispositive power over shares of Christiansen Investments and is deemed to have beneficial ownership of the shares held by Christiansen Investments. Ms. Hamilton disclaims beneficial ownership of such securities except to the extent of her pecuniary interest therein, directly or indirectly.
(3)
Consists of (i) 523,230 shares of common stock held by Dr. Sullivan; and (ii) 137,161 shares of common stock underlying stock options held by Dr. Sullivan exercisable within 60 days of March 21, 2025.
(4)
Consists of (i) 21,800 shares of common stock held by Mr. Reich; (ii) 100 shares of common stock held jointly by Mr. Reich and Mr. Reich’s spouse; (iii) 54,769 of shares of common stock held by Big Cypress Holdings, LLC that are subject to vesting during a period of up to five years after October 22, 2021, which is the Business Combination Closing Date; (iv) 996 shares of common stock underlying warrants that are currently exercisable; and (v) 225,720 shares of common stock underlying stock options held by Mr. Reich exercisable within 60 days of March 21, 2025. Mr. Reich is a managing member with voting and dispositive power over shares of Big Cypress Holdings, LLC and is deemed to have beneficial ownership of the shares held by Big Cypress Holdings, LLC. Mr. Reich disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein, directly or indirectly.
(5)
Consists of (i) 39,498 shares of common stock held by Mr. Spragens; and (ii) 10,291 shares of common stock underlying warrants that are currently exercisable.
(6)
Consists of 13,958 shares of common stock underlying stock options held by Dr. Polvino exercisable within 60 days of March 21, 2025.
(7)
Consists of (i) 5,731 shares of common stock held by Mr. Link; (ii) 1,209 of shares of common stock held by Iron Horse Investments, LLC; (iii) 4,149 shares of common stock underlying warrants that are currently exercisable; and (iv) 9,305 shares of common stock underlying stock options held by Mr. Link exercisable within 60 days of March 21, 2025. Mr. Link is a control person with voting and dispositive power over shares of Iron Horse Investments, LLC and is deemed to have beneficial ownership of the shares held by Iron Horse Investments, LLC. Mr. Link disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein, directly or indirectly.
(8)
Consists of 2,362 shares of common stock underlying stock options held by Mr. Giberson exercisable within 60 days of March 21, 2025.
(9)
Consists of 1,736 shares of common stock underlying stock options held by Mr. Lucera exercisable within 60 days of March 21, 2025.
(10)
Andrew Moin, an Analyst and Partner with Sessa Capital, is a member of the board of directors of the Company. Sessa Capital (Master), L.P. and its affiliates beneficially own the securities listed in the table above, and Mr. Moin disclaims beneficial ownership of such securities. Sessa is subject to a 4.99% blocker.
(11)
Based on information provided on a Form 4 filed with the SEC on November 28, 2023. Represents an aggregate of 285,714 shares of common stock. These securities are beneficially owned by JDRF T1D Fund, LLC (“JDRF”), directly. Helen Katherine Ellias, a Managing Director with JDRF, is a member of the board of directors of the Company. JDRF is a non-profit organization and Ms. Ellias is an employee of such organization. As such, Ms. Ellias disclaims beneficial ownership of any securities held by JDRF.
(12)
Consists of (i) 42,054 shares of common stock underlying stock options held by Ms. Kropotova exercisable within 60 days of March 21, 2025; and (ii) 5,991 shares of common stock underlying restricted stock units that will vest within 60 days of March 21, 2025.
(13)
Consists of 103,301 shares of common stock underlying stock options held by Mr. Bausch exercisable within 60 days of March 21, 2025.

(14)
Based partially on a Schedule 13G filed with the SEC on December 4, 2023. Represents an aggregate of (i) 917,826 shares of common stock and (ii) 12,217 shares of the Company’s Series A-2 Preferred Stock which are convertible into an aggregate of 1,939,204 shares of common stock. These securities are beneficially owned by Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS LP, and MSI BVF SPV, LLC (collectively, the “BVF Funds”). The BVF Funds are subject to a 9.99% blocker. The address of the BVF Funds is 44 Montgomery St., 40th Floor San Francisco, California 94104.
(15)
Based partially on a Schedule 13G filed with the SEC on February 14, 2024. Represents an aggregate of (i) 1,024,335 shares of common stock issuable upon conversion of Series A-3 Preferred Stock, which shares of Series A-3 Preferred Stock are issuable upon exercise of Tranche B Warrants. These securities are beneficially owned by RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd., and RTW Biotech Opportunities Ltd (collectively, the “RTW Funds”). RTW Investments, LP (“RTW”), in its capacity as the investment manager of the RTW Funds, has the power to vote and the power to direct the disposition of the shares held by the RTW Funds. Accordingly, RTW may be deemed to be the beneficial owner of such securities. Roderick Wong, M.D., as the Managing Partner of RTW, has the power to direct the vote and disposition of the securities held by RTW. Dr. Wong disclaims beneficial ownership of the shares held by the RTW Funds, except to the extent of his pecuniary interest therein. The address and principal office of RTW Investments, LP is 40 10th Avenue, Floor 7, New York, NY 10014, and the address of Dr. Wong and each of the RTW Funds is c/o RTW Investments, LP, 40 10th Avenue, Floor 7, New York, NY 10014. The RTW Funds are subject to a 9.99% blocker.

EXECUTIVE OFFICERS

Our executive officers and their ages as of June 2, 2025 and positions with SAB are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Samuel J. Reich	50	Chairman of the Board, Chief Executive Officer, and Director
Eddie J. Sullivan, PhD	59	President and Director
Lucy To	39	Chief Financial Officer
Christoph Bausch, PhD	54	Chief Operating Officer
Alexandra Kropotova, MD	52	Chief Medical Officer

Our Board chooses our executive officers, who then serve at the discretion of our Board.

Samuel J. Reich. For a brief biography of Mr. Reich, please see “Proposal No. 1: Election of Directors- Continuing Directors. ”

Eddie J. Sullivan. For a brief biography of Dr. Sullivan, please see “Proposal No. 1: Election of Directors- Continuing Directors.”

Lucy To, is our Chief Financial Officer as of August 2024. Ms. To brings over 18 years of investment banking and strategic operational expertise to SAB BIO and will lead corporate finance, corporate strategy and approach to broader strategic business relationships at the Company. Prior to joining SAB BIO, she was a Managing Director in the Healthcare Investment Banking Group at Wells Fargo from October 2020 to June 2024, where she advised biopharmaceutical companies on financing and strategic transactions. Her career experience includes additional investment banking and operational experience at Deutsche Bank, where she was a director in healthcare investment banking from July 2017 to October 2020, Intercept Pharmaceuticals, Citigroup, and Cowen. Her transaction experience includes M&A, IPOs and other equity and debt financings in the healthcare sector with an aggregate transaction value in excess of $50 billion. She received a B.A. in finance from Southern Methodist University.

Christoph Bausch, PhD, MBA, is our Chief Operating Officer as of May 2022, overseeing all Research & Manufacturing operations of the company. Prior to his role as COO, he served as Chief Science Officer since joining SAB in April 2017, providing leadership in all areas of Research & Development, and functioned as drug development lead for a Stage 3 clinically advanced drug product. Dr. Bausch is an experienced research scientist, biotech entrepreneur and business development executive who has led the successful discovery, development, biomanufacturing, and commercialization of platform technologies in the life sciences. Previously, Dr. Bausch has served as founder and director of a molecular diagnostic company and has provided life science consulting for Keion Group, LLC. Dr. Bausch held several science-based business development positions prior to joining SAB, most recently for multi-billion-dollar global industrial biomanufacturing leader POET, LLC, where he structured strategic partnerships, prospected, and vetted new technologies and streamlined research and development activities. He also worked in both research and commercialization roles for Fortune 500 life science and high technology company Sigma-Aldrich, now MilliporeSigma. Dr. Bausch received his PhD in Microbiology at The Ohio State University, Columbus, Ohio, completed Post-Doctoral Training at the Stowers Institute for Medical Research, Kansas City, Missouri and earned an MBA from St. Louis University, St. Louis, Missouri, in addition to a BA in Biology from the University of Nebraska-Lincoln, Lincoln, Nebraska.

Alexandra Kropotova, M.D., is our Executive Vice President & Chief Medical Officer as of June, 2022, leading the strategy, direction, and execution of the company’s clinical development for the entire portfolio. Dr. Kropotova is a biopharmaceutical executive with expertise in all phases of global clinical development, translational medicine and medical affairs. Prior to joining SAB Biotherapeutics, as a Therapeutic Area Head of Global Specialty R&D at Teva Pharmaceuticals from April 2016 to June 2022, Alexandra led innovative drug development focused on delivering a broad portfolio of immunology, respiratory, and immuno-oncology assets spanning from pre-IND to BLA/NDA filing of biologics and complex drug-device combination products. Prior to Teva, Dr. Kropotova served in various roles at Sanofi, including Vice President, Strategy & Strategic Planning Head, North American Medical Affairs; Associate Vice President and subsequently Vice President, Immuno-Inflammation, Global R&D Clinical Development; and Senior Medical Director, Respiratory, Allergy & Anti-Infectives. She also served in various roles at Pfizer Inc., most recently as Director & Head of Global Clinical Respiratory and Analgesics. She continues to serve on the Board of Directors at iBio, a global leader in plant-based biologics manufacturing and development of novel biopharmaceuticals. Dr. Kropotova received her MBA from Ohio University Graduate School of Business, Athens, Ohio; and her M.D. in Internal Medicine from the Vladivostok State Medical University, Vladivostok, Russia.

EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of the Company’s named executive officers. This discussion may contain forward-looking statements that are based on the Company’s current plans, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that the Company adopts may differ materially from the currently planned programs that are summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by or paid to our named executive officers for the fiscal years ended December 31, 2024 and 2023.

		Salary	Option Awards (1)	Stock Awards (2)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Samuel J. Reich (3)	2024	518,300	1,800,690	—	250,000	13,800	2,582,790
Chairman of the Board of Directors and Chief Executive Officer	2023	350,000	202,598	—	—	13,200	565,798
Eddie J. Sullivan, PhD. (4)	2024	480,900	852,773	—	250,000	13,482	1,597,155
President	2023	377,200	202,598	—	—	25,359	605,157
Alexandra Kropotova, MD (5)	2024	540,100	554,050	—	236,250	13,800	1,344,200
EVP, Chief Medical Officer	2023	525,000	—	147,125	236,250	13,200	921,575
Lucy To (6)	2024	164,400	239,300	—	—	731	404,431
EVP, Chief Financial Officer	2023	—	—	—	—	—	—
Christoph Bausch, PhD (7)	2024	412,200	622,162	—	150,000	12,385	1,196,747
EVP, Chief Operating Officer	2023	325,000	106,123	—	105,000	13,200	549,323
(1)
Represents the aggregate grant date fair value of stock option awards granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in the Notes to our consolidated financial statements for the year ended December 31, 2024 set forth in the Annual Report on Form 10-K. These amounts do not represent the actual amounts paid to or realized by the executives during the fiscal years presented.
(2)
Represents the aggregate grant date fair value of restricted stock units granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. Restricted stock units are valued at market price of the Company’s common stock at the closing price at the date of grant. These amounts do not represent the actual amounts paid to or realized by the executives during the fiscal years presented.
(3)
We granted Mr. Reich a stock option to purchase up to 52,500 shares of our common stock at an exercise price of $7.11 per share, the closing price of our common stock on September 13, 2022. The shares subject to this stock option will vest as to 25% of the shares one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Mr. Reich a stock option to purchase up to 52,500 shares of our common stock at an exercise price of $5.35 per share, the closing price of our common stock on March 14, 2023. The shares subject to this stock option will vest as to 25% of the shares one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Mr. Reich a stock option to purchase up to 434,000 shares of our common stock at an exercise price of $5.17 per share, the closing price of our common stock on February 20, 2024. The shares subject to this stock option will vest as to 25% of the shares one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Mr. Reich a stock option to purchase up to 35,700 shares of our common stock at an exercise price of $2.90 per share, the closing price of our common stock on July 15, 2024. The shares subject to this stock option will vest as to 25% of the shares one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. “All Other Compensation” includes only employer matching contributions under our 401(k) plan.
(4)
We granted Dr. Sullivan a stock option to purchase up to 3,500 shares of our common stock at an exercise price of $7.11 per share, the closing price of our common stock on September 13, 2022. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Dr. Sullivan a stock option to purchase up to 52,500 shares of common stock at an exercise price of $5.35 per share, the closing price of our common stock on March 14, 2023. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Dr. Sullivan a stock option to purchase up to 190,000 shares of our common stock at an exercise price of $5.17 per share, the closing price of our common stock on February 20, 2024. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Dr. Sullivan a stock option to purchase up to 4,447 shares of our common stock at an exercise price of $2.90 per share, the closing price of our common stock on July 15, 2024. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Dr. Sullivan a stock option to purchase up to 46,528 shares of our common stock at an exercise price of $5.40 per share on July 15, 2024. The shares subject to this stock option were fully vested as of the grant date. The exercise price and quantity were established to match the terms of a previously granted option for the same number of shares that was set to expire. “All Other Compensation” includes (a) $13,173 representing payment for a lease to occupy an apartment in Sioux Falls, South Dakota, and (b) $12,187 representing employer matching contributions under our 401(k) plan.
(5)
On June 6, 2022 we granted Alexandra Kropotova 300,000 restricted shares of our common stock (“RSUs”). The shares subject to this stock award will vest as to 25% of the RSU’s on the one-year anniversary of the grant date, and the remainder of the RSU’s vest in 36 equal monthly installments thereafter. On March 14, 2023 we granted Dr. Kropotova 27,500 restricted shares of our common stock (“RSUs”). The shares subject to this stock award will vest as to 25% of the RSU’s on the one-year anniversary of the grant date, and the remainder of the RSU’s vest 36 equal monthly installments thereafter. We granted Dr. Kropotova a stock option to purchase up to 140,000 shares of our common stock at an exercise price of $5.17 per share, the closing price of our common stock on February 20, 2024. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. “All Other Compensation” includes only employer matching contributions under our 401(k) plan.
(6)
Ms. To was appointed Chief Financial Officer of the Company on July 26, 2024 with a start date of August 12, 2024. We granted Ms. To a stock option to purchase up to 1,250,000 shares of our common stock at an exercise price of $2.35 per share, the closing price of our common stock on August 12, 2024. The shares subject to this stock option vest 25% one the one-year anniversary of Ms. To’s commencement of service as Chief Financial Officer, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(7)
We granted Dr. Bausch a stock option to purchase up to 27,487 shares of our common stock at an exercise price of $7.11 per share, the closing price of our common stock on September 13, 2022. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Dr. Bausch a stock option to purchase up to 27,500 shares of common stock at an exercise price of $5.35 per share, the closing price of our common stock on March 14, 2023. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Dr. Bausch a stock option to purchase up to 140,000 shares of our common stock at an exercise price of $5.17 per share, the closing price of our common stock on February 20, 2024. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Dr. Bausch a stock option to purchase up to 29,249 shares of our common stock at an exercise price of $2.90 per share, the closing price of our common stock on July 15, 2024. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. “All Other Compensation” includes only employer matching contributions under our 401(k) plan.

Named Executive Officer Employment Arrangements

Below are descriptions of the current employment agreements with our named executive officers.

Samuel J. Reich

On November 17, 2021, we entered into an Executive Employment Agreement with Mr. Reich to serve as our Chairman of the Board of Directors. Effective January 30, 2024, Mr. Reich was appointed Chief Executive Officer of the Company. There were no changes to the terms of Mr. Reich’s Executive Employment Agreement in connection with Mr. Reich’s appointment as Chief Executive Officer of the Company. The agreement provides Mr. Reich an annual base salary of $525,000, and his eligibility to participate in the Company’s benefit plans generally. The agreement also subjects Mr. Reich to standard nondisclosure, invention assignment, and arbitration provisions. If Mr. Reich's employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of his employment is not renewed, Mr. Reich will receive (i) a severance payment equal to one year of his then base salary, payable in a lump sum five business days after his release becomes final, (ii) the applicable accrued but unpaid annual bonus, if any, for the fiscal year ended prior to his date of termination, payable at the same time annual bonuses for such fiscal year are paid to other key executives of the Company, (iii) one hundred percent of his outstanding unvested equity awards as of the date of termination will be fully vested and exercisable, and (iv) reimbursement of the COBRA premiums, if any, for continuation coverage for Mr. Reich, his spouse and dependents under the Company’s group health, dental and vision plans for a twelve month period from the date of termination.

Eddie J. Sullivan

On March 5, 2024, we entered into an Executive Employment Agreement with Dr. Sullivan to continue to serve as our President. The agreement provides Dr. Sullivan an annual base salary of $485,000, and his eligibility to participate in the Company’s benefit plans generally. The agreement also subjects Dr. Sullivan to standard nondisclosure, invention assignment, and arbitration provisions. If Dr. Sullivan’s employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of his employment is not renewed, Dr. Sullivan will receive: (i) a severance payment equal to one year of his then base salary, payable in a lump sum five business days after his release becomes final, (ii) the applicable accrued but unpaid annual bonus, if any, for the fiscal year ended prior to his date of termination, payable at the same time annual bonuses for such fiscal year are paid to other key executives of the Company, (iii) one hundred percent of his outstanding unvested equity awards as of the date of termination will be fully vested and exercisable, and (iv) reimbursement of the COBRA premiums, if any, for continuation coverage for Dr. Sullivan, his spouse and dependents under the Company’s group health, dental and vision plans for a twelve month period from the date of termination.

Alexandra Kropotova

On May 20, 2022, we entered into an Executive Employment Agreement with Dr. Kropotova to serve as our Executive Vice President – Chief Medical Officer. The agreement provides Dr. Kropotova an annual base salary of $525,000, and her eligibility to participate in the Company’s benefit plans generally. The agreement also subjects Dr. Kropotova to standard nondisclosure, invention assignment, and arbitration provisions. If Dr. Kropotova’s employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of her employment is not renewed, Dr. Kropotova will receive: (i) a severance payment equal to one year of her then base salary, payable in a lump sum five business days after his release becomes final, (ii) the applicable accrued but unpaid annual bonus, if any, for the fiscal year ended prior to her date of termination, payable at the same time annual bonuses for such fiscal year are paid to other key executives of the Company, (iii) one hundred percent of her outstanding unvested equity awards as of the date of termination will be fully vested and exercisable, and (iv) reimbursement of the COBRA premiums, if any, for continuation coverage for Dr. Kropotova, her spouse and dependents under the Company’s group health, dental and vision plans for a six month period from the date of termination.

Lucy To

On July 26, 2024, we entered into an Executive Employment Agreement with Ms. To to serve as our Executive Vice President – Chief Financial Officer. The agreement provides Ms. To (i) an annual base salary of $475,000; (ii) a one-time deferred signing bonus in the amount of $125,000, subject to certain conditions; (iii) eligibility to participate in the Company's annual discretionary bonus plan for executives, with the potential to earn a cash bonus of up to forty (45%) percent of Ms. To’s base salary; (iv) eligibility to participate in the Company’s benefit plans; (v) reimbursement for reasonable out-of-pocket expenses; and (vi) options to acquire 125,000 shares of the Company’s common stock, par value $0.0001 per share (the “Options”) subject to a four-year vesting schedule with 25% of the Options vesting on the one-year anniversary date from Ms. To’s start date, and the remaining 75% vesting on a monthly basis thereafter in thirty-six equal installments. The Employment Agreement subjects Ms. To to standard restrictive covenants for agreements of its type, including non-competition and non-solicitation.

Christoph Bausch

On March 5, 2024, we entered into an Executive Employment Agreement with Dr. Bausch to continue to serve as our Chief Operating Officer. The agreement provides Dr. Bausch an annual base salary of $425,000, and his eligibility to participate in the Company’s benefit plans generally. The agreement also subjects Dr. Bausch to standard nondisclosure, invention assignment, and arbitration provisions. If Dr. Bausch’s employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of his employment is not renewed, Dr. Bausch will receive: (i) a severance payment equal to one year of his then base salary, payable in a lump sum five business days after his release becomes final, (ii) the applicable accrued but unpaid annual bonus, if any, for the fiscal year ended prior to his date of termination, payable at the same time annual bonuses for such fiscal year are paid to other key executives of the Company, (iii) one hundred percent of his outstanding unvested equity awards as of the date of termination will be fully vested and exercisable, and (iv) reimbursement of the COBRA premiums, if any, for continuation coverage for Dr. Bausch, his spouse and dependents under the Company’s group health, dental and vision plans for a twelve month period from the date of termination.

Potential Payments upon Termination or Change in Control

The table below reflects, as applicable, amounts payable to our current named executive officers in connection with a termination by the Company without cause, by the executive for good reason, or upon non-renewal by the Company in the event of a change in control. For purposes of our agreements with our named executive officers, “cause” means, in the judgement of the Company: (i) executive engages in any act or omission which is in bad faith and to the detriment of the Company; (ii) executive willfully and materially violates any of the Company’s then-current policies and procedures; (iii) executive’s willful failure to perform his or her duties under the employment agreement; (iv) executive exhibits unfitness for service, dishonesty, habitual neglect, persistent and serious deficiencies in performance, or incompetence; (v) executive is convicted of, or there is an entry of guilty (or a nolo contender) plea by executive to, a crime (other than a minor traffic violation); (vi) executive materially breaches provision of the agreement related to nondisclosure, assignment of inventions and/or non-solicitation; or (vii) executive refuses or fails to act on any reasonable or lawful directive or order from the Board or executive's supervisor.

A summary of the potential payments that each of our current named executive officers would have received upon the occurrence of these events, assuming that each triggering event occurred on December 31, 2024, is set forth below.

	Salary	Equity	Perquisites / Benefits	Other	Total
Name and Principal Position	($)	($)	($)	($)	($)
Samuel J. Reich	525,000	—	—	—	525,000
Chairman of the Board of Directors and Chief Executive Officer
Eddie J. Sullivan, PhD.	485,000	—	—	—	485,000
President
Alexandra Kropotova, MD	540,750	—	—	—	540,750
EVP, Chief Medical Officer
Lucy To	475,000	—	—	—	475,000
EVP, Chief Financial Officer
Christoph Bausch, PhD	425,000	—	—	—	425,000
EVP, Chief Operating Officer

Retirement Plans

We sponsor a defined contribution retirement plan. All employees, including our executive officers, are eligible to be enrolled in the employer-sponsored contributory retirement savings plan, which include features under Section 401(k) of the Internal Revenue Code of 1986, as amended, and provides for Company matching contributions (the “Retirement Plan”). Our contributions to the Retirement Plan are determined by our Board, subject to certain minimum requirements specified in the Retirement Plan. For the years ended December 31, 2024 and 2023 we made matching contributions of 100% on 3% of the employee contributions, with an additional 50% match on the next 2% of employee contributions, resulting in approximately $372,000 and $278,000, respectively, of matching contributions paid by us.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2024.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) Exercisable		Market Value of Shares or Units of Stock That Have Not Vested ($)
Samuel J. Reich	35,000	—		111.70	11/16/2031	—		—
	700	—		17.80	3/15/2032	—		—
	29,531	22,969	[1]	7.11	9/12/2032	—		—
	22,968	29,532	[2]	5.35	3/13/2033	—		—
	—	434,000	[3]	5.17	2/20/2034	—		—
	—	35,700	[4]	2.90	7/15/2034	—		—
Eddie J. Sullivan, PhD.	2,326	—		26.90	4/26/2030	—		—
	2,121	—		17.80	3/15/2032	—		—
	1,968	1,532	[5]	7.11	9/12/2032	—		—
	22,968	29,532	[6]	5.35	3/13/2033	—		—
	—	190,000	[7]	5.17	2/20/2034	—		—
	46,528	—		5.40	7/15/2034	—		—
	—	4,447	[8]	2.90	7/15/2034	—		—
Alexandra Kropotova, MD	1,031	801	[9]	7.11	9/12/2032	—		—
	—	140,000	[10]	5.17	2/20/2034	—		—
						11,250	[11]	42,685
						15,466	[11]	58,681
Lucy To	—	125,000	[12]	2.35	8/12/2034	—		—
Christoph Bausch, PhD	10,468	—		10.70	3/12/2027	—		—
	8,142	—		10.70	3/12/2027	—		—
	6,979	—		10.70	3/12/2028	—		—
	1,163	—		26.90	4/26/2030	—		—
	2,497	—		17.80	3/15/2032	—		—
	15,461	12,026	[13]	7.11	9/12/2032	—		—
	12,031	15,469	[14]	5.35	3/13/2033	—		—
	—	140,000	[15]	5.17	2/20/304	—		—
	—	29,249	[16]	2.90	7/15/2034	—		—
(1)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(2)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(3)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(4)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(5)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(6)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(7)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(8)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(9)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.

(10)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(11)
Shares subject to these stock awards vest as to 25% of the RSU’s on the one-year anniversary of the grant date, and the remainder of the RSU’s in 36 equal monthly installments thereafter.
(12)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of Ms. To’s commencement of service as Chief Financial Officer of the Registrant, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(13)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(14)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(15)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(16)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: the SAB Biotherapeutics 2021 Omnibus Equity Incentive Plan (as amended, the “2021 Plan”); and the SAB Biotherapeutics 2021 Employee Stock Purchase Plan (the “ESPP”). We also maintain the SAB Biotherapeutics 2014 Incentive Plan (the “2014 Plan”), which was not approved by our securityholders and was in place prior to us becoming a public company.

The following table presents information as of December 31, 2024 with respect to compensation plans under which shares of our common stock may be issued:

	(a)	(b)	(c)
	Number of Securities to be Issued Upon Exercise of Outstanding Options and Awards	Weighted-average exercise price of outstanding securities ($)	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders (2)	2,697,452	$5.85	2,867,023
Equity compensation plans not approved by security holders (3)	301,860	$17.05	426,790
Total	2,999,312	$14.08	3,293,813
(1)
Excluding securities reflected in column (a).
(2)
Consists of our 2021 Plan and our ESPP.
(3)
Consists of our 2014 Plan.

In accordance with the terms of the 2021 Plan, the Board shall have the sole authority and discretion, on an annual basis, to increase the number of shares available for issuance under the 2021 Plan by up to five percent (5%) of the total number of shares of common stock issued and outstanding on a fully-diluted basis as of the end of the Company’s immediately preceding fiscal year (or such lesser number of shares, including no shares, determined by the Board in its sole discretion).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2024 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of (i) $120,000 and (ii) 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to us or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

Policies and Procedures for Transactions with Related Parties

The Company has adopted a written Related Party Transaction Policy that set forth its procedures for the identification, review, consideration and approval or ratification of related person transactions. A related person includes directors, executive officers, beneficial owners of 5% or more of any class of the Company’s voting securities, immediate family members of any of the foregoing persons, and any entities in which any of the foregoing is an executive officer or is an owner of 5% or more ownership interest. Under the Related Party Transaction Policy, if a transaction involving an amount in excess of $120,000 has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, information regarding the related person transaction must be reviewed and approved by the Company’s audit committee.

In considering related person transactions, the Company’s audit committee will take into account the relevant available facts and circumstances including, but not limited to:

•
the related person’s interest in the related person transaction;
•
the approximate dollar value of the amount involved in the related person transaction;
•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•
whether the transaction was undertaken in the ordinary course of business of the Company;
•
whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
•
the purpose of, and the potential benefits to the Company of, the transaction; and
•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Related Party Transaction Policy requires that, in determining whether to approve, ratify or reject a related person transaction, the audit committee must review all relevant information available to it about such transaction, and that it may approve or ratify the related person transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the best interests of the Company.

Section 16 Reporting Compliance

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires certain of our officers and our directors, and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such forms received by us, we believe that during the year ended December 31, 2024, all filing requirements applicable to all of our officers, directors, and greater than 10% beneficial stockholders were timely complied with, except that one inadvertent late Form 4 was filed on behalf of Dr. Kropotova on December 31, 2024 with respect to one transaction.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our audit committee has reviewed and discussed with our management and EisnerAmper our audited financial statements for the fiscal year ended December 31, 2024. Our audit committee has also discussed with EisnerAmper the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from EisnerAmper required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with EisnerAmper its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our Board that the audited financial statements be included in the Annual Report on Form 10-K filing with the SEC.

Submitted by the Audit Committee

Erick Lucera, Chair

William Polvino

Jeffrey G. Spragens

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of the Annual Report on Form 10-K, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

SAB Biotherapeutics, Inc.

777 W 41st St.; Suite 401

Miami Beach, FL 33140

Attn: Corporate Secretary

The Annual Report on Form 10-K is also available at https://www.sab.bio under “SEC Filings” in the “Financial” section of our website.

OTHER MATTERS

Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

You may also access such documents free of charge at www.virtualshareholdermeeting.com/SABS2025 as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. Our website and the information contained on that site, or connected to that site, are not incorporated into and are not a part of this Proxy Statement.

By Order of the Board of Directors,

/s/ Samuel J. Reich
Samuel J. Reich
Chief Executive Officer and Chairman of the Board
Miami Beach, Florida
June 2, 2025

SCAN TO VIEW MATERIALS & VOTE • SAB BIOTHERAPEUTICS, INC. 777 W 41ST ST. SUITE 401 MIAMI BEACH, FL 33140 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 16, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting -Go to www.virtualshareholdermeeting.com/SABS2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 16, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V75911-P33615 SAB BIOTHERAPEUTICS, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark "For All Except" and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: 1. Elect the four Class I directors listed in the accompanying !!! proxy statement, each to serve a three-year term expiring at the 2028 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Nominees: 01) William Polvino, MD 02) Scott Giberson 03) Erick Lucera 04) Jay S. Skyler, M.D., MACP, FRCP The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm of SAB Biotherapeutics, Inc. for the fiscal year ending !!! December 31, 2025. NOTE: Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V75912-P33615 SAB BIOTHERAPEUTICS, INC. Annual Meeting of Stockholders July 17, 2025 10:00 AM Eastern Daylight Time This proxy is solicited by the Board of Directors The undersigned appoints Samuel J. Reich and Eddie J. Sullivan, and each of them, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned, all of the shares of common stock of SAB Biotherapeutics, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of SAB Biotherapeutics, Inc. to be held on Thursday, July 17, 2025, and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side